EXHIBIT 16(A)

                               THE RBB FUND, INC.
                   MONEY MARKET AND BOSTON PARTNERS PORTFOLIOS
               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                  TOTAL RETURN

            AGGREGATE TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL PAYMENT) - 1 OF $10,000

FOR THE FISCAL PERIOD ENDED AUGUST 31, 1997:


RBB MONEY MARKET

Bedford Class aggregate total return = 4.72%
        4.72% = (10,471.90/10,000) - 1

Sansom Street Class aggregate total return = 5.22%
        5.22% = (10,522.20/10,000) - 1

Cash Preservation Class aggregate total return = 4.74%
        4.74% = (10,474.00/10,000) - 1

Janney Montgomery Scott Class aggregate total return = 4.69%
        4.69% = (10,468.60/10,000) - 1


RBB MUNICIPAL MONEY MARKET

Bedford Class aggregate total return = 2.88%
        2.88% = (10,288.40/10,000) - 1

Cash Preservation Class total return = 2.76%
        2.76% = (10,275.50/10,000) - 1

Janney Montgomery Scott Class aggregate total return = 2.89%
        2.89% = (10,468.60/10,000) - 1


RBB GOVERNMENT OBLIGATIONS MONEY MARKET

Bedford Class aggregate total return = 4.59%
        4.59% = (10,458.60/10,000) - 1

Janney Montgomery Scott Class aggregate total return = 4.56%
        4.56% = (10,456.10/10,000) - 1


RBB NEW YORK MUNICIPAL MONEY MARKET

Bedford Class aggregate total return = 2.80%
        2.80% = (10,279.70/10,000) - 1


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Janney Montgomery Scott Class aggregate total return = 2.80%
       2.80% = (10,279.60/10,000) - 1


RBB GOVERNMENT SECURITIES

RBB Class aggregate total return = 4.20%*
    4.20% = (10,419.90/10,000) - 1


BOSTON PARTNERS LARGE CAP VALUE FUND

Institutional Class aggregate total return = 24.60%**
         24.60% = (12,460/10,000) - 1

Investor Class aggregate total return = 22.06%***
         22.06% = (12,205.88/10,000) - 1


BOSTON PARTNERS MID CAP VALUE FUND

Institutional Class aggregate total return = 10.10%****
         10.10% = (11,010/10,000) - 1

Investor Class aggregate total return = 10.10%****
         10.10% = (11,010/10,000) - 1


*        Includes sales load.

**       Commenced operations on January 3, 1997.

***      Commenced operations on January 16, 1997.

****     Commenced operations on June 3, 1997.